GUARANTEE AND COLLATERAL AGREEMENT
dated as of
June 20, 2014
among

J. C. PENNEY COMPANY, INC.,
J. C. PENNEY CORPORATION, INC.,
J. C. PENNEY PURCHASING CORPORATION,

the Subsidiaries of J. C. Penney Company, Inc.
parties hereto,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

Table of Contents

Page
ARTICLE I
Definitions
SECTION 1.01. Credit Agreement .................................................................................................1
SECTION 1.02. Other Defined Terms ............................................................................................1

ARTICLE II
Guarantee

ARTICLE III
Security Interest

ARTICLE IV
Remedies

ARTICLE V
Indemnity, Subrogation and Subordination

ARTICLE VI
Miscellaneous

SCHEDULE I        Subsidiary Grantors
SCHEDULE II    Subsidiary Guarantors

EXHIBIT A        Form of Guarantee Supplement
EXHIBIT B        Form of Grantor Supplement
EXHIBIT C        Form of Perfection Certificate

GUARANTEE AND COLLATERAL AGREEMENT dated as of June 20, 2014 (this “Agreement”), among J. C. PENNEY COMPANY, INC. (“Holdings”), J. C. PENNEY CORPORATION, INC. (the “Parent Borrower”), J. C. PENNEY PURCHASING CORPORATION (“Purchasing”), the Subsidiaries of Holdings identified on the signature pages hereof and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders and the Issuing Banks (each as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”).

The Credit Agreement (defined below) is conditioned upon, among other things, the execution and delivery of this Agreement.
ARTICLE I
Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement (as defined herein). All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Accounts” means all Accounts of any Grantor.

“Agents” means the Administrative Agent, the Revolving Agent, the Term Agent, the LC Agent and the Co-Collateral Agents, as each such term is defined in the Credit Agreement.

“Collateral” has the meaning assigned to such term in Section 3.01.

“Collateral Report” means any certificate (including any Borrowing Base Certificate), report or other document delivered by any Grantor to the Administrative Agent or any Lender with respect to the Collateral pursuant to any Loan Document.

“Copyrights” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work subject to the copyright laws of the United States of America or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States of America or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any similar office in any other country).

“Credit Agreement” means the Credit Agreement dated as of June 20, 2014, among Holdings, the Parent Borrower, Purchasing, the Lenders party thereto, Wells Fargo Bank, National Association, as administrative agent and revolving agent, Bank of America, N.A., as term agent, and the other agents thereunder.

“Excluded Asset” shall mean any asset of any Grantor excluded from the security interest hereunder by virtue of Section 3.01(b) hereof but only to the extent, and for so long as, so excluded thereunder.

“Existing Intercreditor Agreement” has the meaning given to it in the Credit Agreement.

“Governmental Authority” has the meaning given to it in the Credit Agreement.

“Grantors” means Holdings, the Parent Borrower, Purchasing and the Subsidiary Grantors.

“Guarantors” means Holdings, the Parent Borrower, Purchasing and the Subsidiary Guarantors.

“Intellectual Property” means all Patents, Copyrights, Trademarks and trade secrets.

“Inventory” means all inventory of any Grantor other than consignment inventory.

“Loan Document Obligations” has the meaning assigned to such term in the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” has the meaning assigned to such term in the Credit Agreement.

“Parties” means the Grantors and the Guarantors.

“Patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States of America or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States of America or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof.

“Payment Intangibles” means payment intangibles arising from the sale of inventory or arising out of a credit card, debit card, prepaid card, or other payment card transaction.
“Perfection Certificate” means a certificate substantially in the form of Exhibit C, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by an executive officer or a Financial Officer of the Parent Borrower or the applicable Additional Grantor(s).

“Proceeds” has the meaning specified in Section 9-102 of the New York UCC.

“Secured Parties” has the meaning assigned to such term in the Credit Agreement.

“Security Interest” has the meaning assigned to such term in Section 3.01.

“Subsidiary Grantors” means (a) the Subsidiaries identified on Schedule I and (b) each Additional Grantor that becomes a party to this Agreement as contemplated by Section 6.17.

“Subsidiary Guarantors” means (a) the Subsidiaries identified on Schedule II and (b) each other Subsidiary that becomes a party to this Agreement as contemplated by Section 6.16.

“Subsidiary Parties” means the Subsidiary Grantors and the Subsidiary Guarantors.

“Term Loan Exclusive Collateral” has the meaning assigned to it in the Existing Intercreditor Agreement.

“Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, trade dress, logos and other similar source or business identifiers, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States of America or any other country or any political subdivision thereof, and all extensions or renewals thereof and (b) all goodwill connected with the use thereof or symbolized thereby.

ARTICLE II
Guarantee
SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to any Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of any Borrower, any Account Party or any other Person.

SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 6.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise, other than the defense of payment of such obligations in accordance with the terms thereof. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Administrative Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full of all the Loan Document Obligations (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case for which no claim has been made)). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security (in accordance with the Loan Documents) and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, in each case in accordance with the Loan Documents, all without affecting the obligations of any Guarantor (in its capacity as such) hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the payment in full of all the Loan Document Obligations (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case for which no claim has been made). The Administrative Agent and the other Secured Parties may, at their election, and in each case in accordance with the Loan Documents, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Loan Party or exercise any other right or remedy available to them against any Loan Party, without affecting or impairing in any way the liability of any Guarantor (in its capacity as such) hereunder except to the extent the Loan Document Obligations have been paid in full (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case for which no claim has been made). To the fullest extent permitted by applicable law, each Guarantor (in its capacity as such) waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored to any Loan Party by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of any Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against such Loan Party or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article V.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III
Security Interest

SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the ratable benefit of the

Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in, all of its right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Collateral”):

(i)     all Accounts (other than Accounts that are identifiable proceeds of the sale or other disposition of Term Loan Exclusive Collateral);

(ii)     all Deposit Accounts and all cash credited thereto, including, without limitation, the Concentration Account and the Control Accounts and all cash credited thereto (other than any Deposit Account that contains solely the identifiable cash proceeds of property that was Term Loan Exclusive Collateral when such cash proceeds arose);

(iii) all Inventory;

(iv) all Payment Intangibles;

(v) all books and records pertaining to any and/or all of the Collateral; and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations given by any Person with respect to the foregoing.

(b) Anything herein to the contrary notwithstanding, in no event shall the security interest granted under this Section 3.01 attach to and the term “Collateral” shall not include (A) any lease, license, contract or agreement to which any Grantor is a party (other than contracts between or among Holdings and its subsidiaries), and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of (i) any law, rule or regulation applicable to such Grantor or any asset or property of any Grantor (with no requirement to obtain the consent of any Governmental Authority, including without limitation, no requirement to comply with the Federal Assignment of Claims Act or any similar statute), or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided however that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in (i) or (ii) above; provided further that the exclusions referred to in clause (A) of this Section 3.01(b) shall not include any Proceeds of any such lease, license, contract or agreement unless such Proceeds also constitute Excluded Assets; (B) any assets the pledge of or granting a security interest in which would (i) violate any law, rule or regulation applicable to such Grantor (with no requirement to obtain the consent of any Governmental Authority) or (ii) require a consent, approval, or other authorization of a landlord or other third party, in the case of this subclause (ii) only, if such consent, approval or other authorization cannot be obtained after the use of commercially reasonable efforts by the Grantors (provided that there shall be no requirement to obtain the consent of any Governmental Authority); (C) any Deposit Accounts specifically and exclusively used (1) for payroll, payroll taxes, workers’ compensation or unemployment compensation, pension benefits and other similar expenses to or for the benefit of any Grantor’s employees and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (2) as zero balance deposit accounts, (3) for trust or fiduciary purposes in the ordinary course of business and (4) for all taxes required to be collected or withheld (including, without limitation, federal and state withholding taxes (including the employer’s share thereof), taxes owing to any governmental unit thereof, sales, use and excise taxes, customs duties, import duties and independent customs brokers’ charges) for which any Grantor may become liable; (D) any other Excluded Accounts (as defined in the Credit Agreement); (E) any interest of a Grantor in any “Bank Property” (as defined in that certain Amended and Restated Consumer Credit Card Program Agreement dated November 5, 2009, by and between J. C. Penney Corporation, Inc. and GE Money Bank (as in effect on the date hereof, the “GE Agreement”)); and (F) any assets, if in the reasonable judgment of the Administrative Agent and the Parent Borrower, the burden, cost or consequences of creating or perfecting such pledges or security interests in such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom.

(c) Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral by any description that reasonably approximates the description of such Collateral contained in this Agreement and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.

(d) Each Grantor also ratifies its authorization for the Administrative Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(e) The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent and the other Secured Parties that:

(a)Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the date hereof. The Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral that have been prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, as modified, delivered, prepared or supplemented from time to time pursuant to the Credit Agreement (or specified by notice from the Parent Borrower to the Administrative Agent after the date hereof in the case of filings, recordings or registrations required by Section 5.03(a), 5.11 or 5.12 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and, to the extent applicable, the Commonwealth of Puerto Rico, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

(c)The Security Interest constitutes (i) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations and (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and, to the extent applicable, the Commonwealth of Puerto Rico pursuant to the Uniform Commercial Code or other applicable law in the United States (or any political subdivision thereof) and, to the extent applicable, the Commonwealth of Puerto Rico. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Permitted Encumbrances that have priority as a matter of law and Liens expressly permitted pursuant to clauses (c) and (h) of Section 6.02 of the Credit Agreement.

(d) The Collateral is owned by the Grantors free and clear of any Lien, other than involuntary Permitted Encumbrances, Specified Involuntary Liens securing obligations not in excess of $20,000,000 at any time and Liens expressly permitted pursuant to clauses (a), (c), (g), (h) and (m) of Section 6.02 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral except any such filings made pursuant to the GE Agreement, or (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for involuntary Permitted Encumbrances, Specified Involuntary Liens securing obligations not in excess of $20,000,000 at any time and Liens expressly permitted pursuant to clauses (a), (c), (g), (h) and (m) of Section 6.02 of the Credit Agreement.

(e)To the knowledge of each Grantor, (i) each Grantor owns, licenses or otherwise has the rights to use, all Patents, Trademarks, Copyrights or other Intellectual Property material to the preparing for sale or sale of the Inventory, (ii) the use thereof by each Grantor for any such purpose does not infringe upon the rights of any other Person and (iii) no such Intellectual Property (other than Intellectual Property rights granted to such Grantor under license agreements with third parties) is subject to any Lien or other restriction (other than (A) any such Lien or other restriction with respect to which a waiver or release has been obtained or (B) any such Lien or restriction permitted under the Credit Agreement), in each case except to the extent (1) of any defects in ownership or licenses and any such infringements that, individually or in the aggregate, would not result in a Material Adverse Effect or (2) that the failure to have such rights, such infringement or such Lien or restriction would not materially adversely affect the exercise of the Administrative Agent’s rights with respect to such Intellectual Property to prepare for sale or to sell any Inventory under Article IV.

(f) Notwithstanding the foregoing, the representations and warranties set forth in this Section as to perfection and priority of the Security Interest in Proceeds are limited to the extent provided in Section 9-315 of the Uniform Commercial Code.

SECTION 3.03. Covenants. (a) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Administrative Agent may reasonably request, promptly to prepare and deliver to the Administrative Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Administrative Agent showing the identity, amount and location of any and all Inventory.

(b) (i) Each Grantor shall, at its own expense, take any and all commercially reasonable actions to defend title to the Collateral against all Persons and to defend the Security Interest of the Administrative Agent in the Collateral and the priority thereof against any Lien other than involuntary Permitted Encumbrances, Specified Involuntary Liens securing obligations not in excess of $20,000,000 at any time and Liens expressly permitted by clauses (a), (c), (g), (h) and (m) of Section 6.02 of the Credit Agreement (and, in the case of the priority of the Security Interest of the Administrative Agent, other than Permitted Encumbrances that have priority as a matter of law, Specified Involuntary Liens securing obligations not in excess of $20,000,000 at any time and those Liens expressly permitted pursuant to clauses (c) and (h) of Section 6.02 of the Credit Agreement).

(ii) Each Grantor shall, at its own expense, use commercially reasonable efforts to cause each bill of lading (or similar electronic document referring to the goods represented by such bill of lading) to bear the following legend:

THE GOODS REFERENCED IN THIS [BILL OF LADING] ARE SUBJECT TO THE LIEN OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT.

(c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including paying any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. Without limiting the foregoing, at any time there is a Cash Dominion Period, upon the request of Administrative Agent, each Grantor shall promptly give a written notice to the credit card processors used by such Grantor of the arrangements under the Credit Agreement (provided, that, foregoing shall not be construed to include the arrangements under the GE Agreement), providing for the payment of the amounts owing from such processor to a Control Account, limiting the right to change where payments are made without the approval of Administrative Agent and with such other terms and conditions as Administrative Agent may reasonably require.

(d) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement or this Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents. The Administrative Agent will give notice to the Parent Borrower of any exercise of the Administrative Agent’s rights or powers pursuant to this paragraph (d); provided that any failure to give or delay in giving such notice shall not operate as a waiver of, or preclude any other or further exercise of, such rights or powers or the exercise of any other right or power pursuant to this Agreement.

(e) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, to the same extent as if the Security Interest had not been granted to the

Administrative Agent in the Collateral, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(f) None of the Grantors shall (i) make or permit to be made a pledge or hypothecation of the Collateral or (ii) grant any other Lien in respect of the Collateral, except as expressly permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral, except that, unless and until the Administrative Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document.

(g) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Collateral in accordance with the requirements set forth in Section 5.07 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of (i) making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and (ii) making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent reasonably deems advisable. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

(h) Upon the occurrence and during the continuance of any Event of Default, none of the Grantors will, without the Administrative Agent’s prior written consent (which shall be deemed given if the Administrative Agent has not responded within 5 Business Days of a written request therefor), grant any extension of the time of payment of any Accounts or Payment Intangibles included in the Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

(i) Upon the occurrence and during the continuance of any Event of Default, each of the Grantors will collect and enforce, in accordance with past practices and in the ordinary course of business, all amounts due to such Grantor under the Accounts and Payment Intangibles owned by it. Such Grantor will deliver to the Administrative Agent promptly upon its reasonable request after the occurrence and during the continuance of an Event of Default duplicate invoices with respect to each Account and, to the extent applicable, each Payment Intangible owned by it, bearing such language of assignment as the Administrative Agent shall reasonably specify in connection with its exercise of remedies hereunder.

(j) Administrative Agent agrees that, except during the occurrence and continuance of an Event of Default, it shall not (i) issue any instructions (including, but not limited to, any directions in writing) to any customs broker, freight forwarder or carrier party thereto (“Freight Forwarder”) under any customs broker agreement or otherwise, nor shall it (ii) terminate or change its consent to any Freight Forwarder continuing to release Collateral pursuant to any instructions given to Freight Forwarder by the applicable Grantor or such Grantor’s authorized agents. For the avoidance of doubt, so long as (i) no Event of Default shall have occurred and be continuing and (ii) Administrative Agent does not otherwise direct in writing to the applicable Grantor and Freight Forwarder, Grantors may permit the sellers of inventory (or any freight forwarder or other persons involved in the importing of any Collateral into the United States) to deliver the original documents (including, without limitation, bills of lading or cargo receipts) issued with respect to Collateral (collectively, the “Import Documents”) to any Freight Forwarder, with copies of such Import Documents, and any other document or instruction which may be appropriate, to the applicable Grantor and Administrative Agent.

ARTICLE IV
Remedies

SECTION 4.01. Remedies upon Default. Each Grantor agrees that (a) upon the occurrence and during the continuance of an Event of Default and upon the demand of the Administrative Agent, it will make the Collateral available to the Administrative Agent, and it is agreed that the Administrative Agent shall have the right, to the extent permitted by applicable law, with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law and (b) upon the occurrence and during the continuance of a Specified Event of Default and at the other times provided for in the Credit Agreement, the Administrative Agent shall have the right to institute a Cash Dominion Period to the extent permitted under the Credit Agreement. Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. Upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of the Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-612 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or any portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may (with the consent of the Administrative Agent) make payment on account thereof by using any Obligation then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full, in which case any excess proceeds thereof shall be disposed of as set forth in Section 4.02 hereof. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as specified in Section 2.17(h) of the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement and the Credit Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 4.03. Grantor’s Obligations Upon Default. Upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:

(a)assemble and make available to the Administrative Agent all books and records relating to the Collateral at any place or places reasonably specified by the Administrative Agent, whether at a Grantor’s premises or elsewhere;

(b) permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of and/or remove all or any part of the Collateral or to make copies of the books and records relating thereto, or both, and to conduct sales of the Collateral, in accordance with the terms hereof, any applicable Collateral Access Agreements and applicable law, without any obligation to pay the Grantor for such use and occupancy;

(c)at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Administrative Agent, at any time, and from time to time, promptly upon the Administrative Agent’s request, the following reports with respect to the Accounts and Payment Intangibles of the applicable Grantor: (i) a reconciliation of all Accounts and Payment Intangibles; (ii) an aging of all Accounts and Payment Intangibles; (iii) trial balances; and (iv) a test verification of such Accounts and Payment Intangibles.

SECTION 4.04. Grant of License to Use Intellectual Property. Solely for the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement during the continuance of an Event of Default with respect to Collateral consisting of Inventory, each Grantor hereby (a) grants to the Administrative Agent a nonexclusive license (exercisable without payment of royalty or other compensation to the

Grantor) to use, license or sublicense during the continuance of an Event of Default any Intellectual Property rights now owned or hereafter acquired by such Grantor, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, solely for the purposes of preparing for sale and selling (including by affixing Trademarks owned by or licensed to such Grantor to) any of such Grantor’s Inventory directly to any Person (in the case of Intellectual Property licensed to such Grantor by a third party, to the extent permitted under the Intellectual Property licenses granting such Grantor rights in such Intellectual Property), which license shall be irrevocable prior to the Termination Point (as defined below) and (b) agrees that, subject to the foregoing and in connection therewith, during the continuance of an Event of Default, the Administrative Agent may sell Inventory which bears any Trademark owned by or licensed to such Grantor (to the extent permitted under the Intellectual Property licenses granting such Grantor rights in such Trademark) and any Inventory that is covered by any Copyright owned by or licensed to such Grantor (to the extent permitted under the Intellectual Property licenses granting such Grantor rights in such Copyright), and the Administrative Agent may affix any appropriate Trademark owned by or licensed to such Grantor (to the extent permitted under the Intellectual Property license granting such Grantor rights in such Trademark) and sell such Inventory as provided herein; provided in each case that (i) such license shall be subject to the rights of any licensee under a license permitted by the last proviso of Section 6.05 of the Credit Agreement or by Section 6.02(b) of the Credit Agreement, in each case granted while no Event of Default was continuing, or under any licenses existing as of the date hereof, (ii) in connection with any such sale of Inventory or otherwise, such licensed or sublicensed Trademarks shall only be used in association with goods or services of a quality and nature consistent with the quality and reputation with which such Trademarks were associated when used by such Grantor prior to the exercise of the license rights set forth herein, and (iii) no license shall be granted under this Section 4.04 to the extent that such grant would violate or constitute a default under any agreement to which any Grantor is a party. Such license and rights to use such Intellectual Property of any Grantor shall terminate automatically without notice or other action, when all the Loan Document Obligations have been paid in full (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case for which no claim has been made) and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and no Issuing Bank has any further obligations to issue Letters of Credit under the Credit Agreement (the “Termination Point”). The use of such license by the Administrative Agent may only be exercised upon the occurrence and during the continuance of an Event of Default, provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

ARTICLE V
Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 5.03), each of the Borrowers and each of the Account Parties agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement in respect of any

Obligation of a Borrower or an Account Party, such Borrower or such Account Party (as the case may be) shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement to satisfy in whole or in part an Obligation of a Borrower or an Account Party, such Borrower or Account Party (as the case may be) shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Subrogation. Each Guarantor and Grantor (a “Contributing Party”) agrees (subject to Section 5.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Grantor (other than Holdings or the Parent Borrower) shall be sold pursuant to this Agreement to satisfy any Obligation of a Borrower or an Account Party and such other Guarantor or Grantor (the “Claiming Party”) shall not have been fully indemnified by the Borrowers or the Account Parties as provided in Section 5.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors and Grantors on the date hereof (or, in the case of any Guarantor or Grantor becoming a party hereto pursuant to Section 6.16 or Section 6.17, respectively, the date of the supplement hereto executed and delivered by such Guarantor or Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.02 shall (subject to Section 5.03) be subrogated to the rights of such Claiming Party under Section 5.01 to the extent of such payment.

SECTION 5.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 5.01 and 5.02 and all other rights of the Guarantors and Grantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower, any Account Party or any Guarantor or Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

(b) Each of the Guarantors and Grantors hereby agrees that all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated to the payment in full in cash of the Obligations.

ARTICLE VI
Miscellaneous

SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Parent Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 6.02. Rights Absolute. All rights of the Administrative Agent hereunder, the Security Interest and all obligations of each Guarantor and Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document (other than this Agreement), any other agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor or Grantor in respect of the Obligations or this Agreement, other than payment in full of the Loan Document Obligations (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case for which no claim has been made). No breach by any Grantor of any limitation with respect to Swap Obligations or Swap Agreements, including without limitation the limitations of Section 6.01(m) of the Credit Agreement, shall affect any lien granted with respect to such Swap Obligation or Swap Agreement pursuant to any Security Document.

SECTION 6.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, any other Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until terminated as provided in Section 6.15(a).

SECTION 6.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Party when a counterpart hereof executed on behalf of such Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Party and may be amended, modified, supplemented, waived or released with respect to any Party without the approval of any other Party and without affecting the obligations of any other Party hereunder.

SECTION 6.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 6.06. Fees and Expenses; Indemnification. The parties hereto agree that the Administrative Agent and the other Agents shall be entitled to reimbursement of their respective expenses incurred hereunder and thereunder and indemnification, in each case as provided in Section 9.03 of the Credit Agreement.

SECTION 6.07. Administrative Agent Appointed Attorney-in-Fact. Each Guarantor and Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Guarantor or Grantor during the continuance of an Event of Default for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent’s name or in the name of such Guarantor or Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (f) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, other than to exercise commercially reasonable care in the custody and preservation of any Collateral in its possession. The Administrative Agent and the Parent Borrower acknowledge that the exercise of the powers granted to the Administrative Agent herein to deal with or dispose of the Collateral on a basis in keeping with orderly business proceedings designed to preserve the value of the Collateral to customers of the Grantor would be commercially reasonable.

SECTION 6.08. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the State of New York).

SECTION 6.09. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any other Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the other Agents, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any other Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Party in any case shall entitle any Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 6.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO (INCLUDING, FOR THE AVOIDANCE OF DOUBT, THE ADMINISTRATIVE AGENT) HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (INCLUDING, FOR THE AVOIDANCE OF DOUBT, THE ADMINISTRATIVE AGENT) (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 6.11. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 6.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute a single contract (subject to Section 6.04), and shall become effective as provided in Section 6.04. Delivery of an executed signature page to this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 6.13. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.14. Jurisdiction; Consent to Service of Process. (a) Each of the parties hereto (including, for avoidance of doubt, the Administrative Agent) hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto (including, for the avoidance of doubt, the Administrative Agent) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any other Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or Grantor or its respective properties in the courts of any jurisdiction.

(b) Each of the parties hereto (including, for avoidance of doubt, the Administrative Agent) hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto (including, for the avoidance of doubt, the Administrative Agent) hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement (including, for the avoidance of doubt, the Administrative Agent) irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.15. Termination or Release. (a) This Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall automatically terminate when all the Loan Document Obligations have been paid in full (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case for which no claim has been made) and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and no Issuing Bank has any further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Subsidiary Party shall automatically be released from its obligations hereunder and, in the case of a Subsidiary Party that is a Subsidiary Grantor, the Security Interest in the Collateral of such Subsidiary Grantor shall be automatically released upon the consummation of any transaction not prohibited by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of Holdings.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is not prohibited by the Credit Agreement to any Person that is not a Grantor, or upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Administrative Agent shall execute and deliver to any Grantor at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release and shall authorize the filing of any applicable documents evidencing such termination or release (including, without limitation, UCC termination statements). Any execution and delivery of documents pursuant to this Section 6.15 shall be without recourse to or warranty by the Administrative Agent.

SECTION 6.16. Additional Guarantors. (a) Pursuant to, and to the extent provided in, Section 5.11 of the Credit Agreement, additional Subsidiaries may be required to enter into this Agreement as Guarantors. Upon execution and delivery by the Administrative Agent and any such Subsidiary of an instrument in the form of Exhibit A hereto, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein.

(b) The execution and delivery of any such instrument described in paragraph (a) above shall not require the consent of any other party hereto. The rights and obligations of each party hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantee Party as a party to this Agreement.

SECTION 6.17. Additional Grantors. Pursuant to the terms of the Credit Agreement, Additional Grantors may enter into this Agreement as Subsidiary Grantors. Upon execution and delivery by the Administrative Agent and any such Additional Grantor of an instrument in the form of Exhibit B hereto, such Additional Grantor shall become an a Subsidiary Grantor hereunder with the same force and effect as if originally named as an Subsidiary Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto or any Secured Party. The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Subsidiary Grantor as a party to this Agreement.

SECTION 6.18. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Issuing Bank and Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Issuing Bank or Lender to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Agreement owed to such Issuing Bank or Lender, irrespective of whether or not such Issuing Bank or Lender shall have made any demand under this Agreement and although such obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of set-off, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 4.02 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set-off. The rights of each Issuing Bank and Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Issuing Bank or Lender may have. Any Lender or Issuing Bank exercising its rights under this Section shall give notice thereof to the relevant Guarantor on or prior to the day of the exercise of such rights.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

J. C. PENNEY COMPANY, INC.,

by     /s/ Edward Record
Name: Edward Record
Title: Executive Vice President and
Chief Financial Officer

J. C. PENNEY CORPORATION, INC.,

by     /s/ Michael Porter
Name: Michael Porter
Title: Vice President, Treasurer

J. C. PENNEY PURCHASING CORPORATION,

by     /s/ Michael Porter
Name: Michael Porter
Title: Vice President, Treasurer of
J. C. Penney Corporation, Inc.

JCP REAL ESTATE HOLDINGS, INC.,

by     /s/ Michael Porter
Name: Michael Porter
Title: Vice President, Treasurer of
J. C. Penney Corporation, Inc.

J. C. PENNEY PROPERTIES, INC.,

by /s/ Michael Porter
Name: Michael Porter
Title: Vice President, Treasurer of
J. C. Penney Corporation, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent,

by /s/ Irene Rosen Marks
Name: Irene Rosen Marks
Title: Managing Director

SCHEDULE I
to the Guarantee and Collateral Agreement

Subsidiary Grantors

JCP Real Estate Holdings, Inc.

J. C. Penney Properties, Inc.

SCHEDULE II
to the Guarantee and Collateral Agreement

Subsidiary Guarantors

JCP Real Estate Holdings, Inc.

J. C. Penney Properties, Inc.

EXHIBIT A
to the Guarantee and Collateral Agreement

GUARANTEE SUPPLEMENT NO. __ dated as of [•], to the Guarantee and Collateral Agreement dated as of June 20, 2014, among J. C. PENNEY COMPANY, INC., a Delaware corporation (“Holdings”), J. C. PENNEY CORPORATION, INC., a Delaware corporation (the “Parent Borrower”), J. C. PURCHASING CORPORATION, a New York corporation (“Purchasing”), each subsidiary of Holdings listed on Schedule I thereto (together with Holdings, the Parent Borrower and Purchasing, the “Parties”)), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of June 20, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Parent Borrower, Purchasing, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the other agents thereunder (collectively, the “Agents”).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C. The Parties have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 6.16 of the Collateral Agreement provides that additional Subsidiaries of Holdings may become Subsidiary Guarantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:
SECTION 1. In accordance with Section 6.16 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Guarantor (and accordingly, becomes a Guarantor) under the Collateral Agreement with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Loan Party”, “Subsidiary Guarantor” or “Guarantor” in the

Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when (a) the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the State of New York).

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Collateral Agreement.

SECTION 8. The New Subsidiary agrees that the Administrative Agent and the other Agents shall be entitled to reimbursement for their respective expenses in connection with this Supplement, in each case as provided in Section 9.03 of the Credit Agreement.

[The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Name Of New Subsidiary],

by
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent,

by
Name:
Title:

EXHIBIT B to the Guarantee and Collateral Agreement

GRANTOR SUPPLEMENT NO. ___ dated as of [•], to
the Guarantee and Collateral Agreement dated as of June 20, 2014, among J. C. PENNEY COMPANY, INC., a Delaware corporation (“Holdings”), J. C. PENNEY CORPORATION, INC., a Delaware corporation (the “Parent Borrower”), J. C. PURCHASING CORPORATION, a New York corporation (“Purchasing”), each subsidiary of Holdings listed on Schedule I thereto (together with Holdings, the Parent Borrower and Purchasing, the “Parties”)), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of June 20, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Parent Borrower, Purchasing, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the other agents thereunder (collectively, the “Agents”).

B.Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C.The Parties have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 6.17 of the Collateral Agreement provides that Additional Grantors may become Subsidiary Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Additional Grantor (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Grantor under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 6.17 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Grantor (and accordingly, becomes a Grantor) under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment or performance, as the case may be, in full of the Obligations, hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in, to and under the Collateral of the New Subsidiary. Each reference to a “Loan Party”, “Subsidiary Grantor” or “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when (a) the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that Schedule I attached hereto is a completed Perfection Certificate in the form of Exhibit C to the Collateral Agreement (but solely with respect to such New Subsidiary and its assets and not with respect to any other Grantor or its assets) dated the date hereof and signed by an executive officer or Financial Officer of the New Subsidiary.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the State of New York).

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Collateral Agreement.

SECTION 9. The New Subsidiary agrees that the Administrative Agent and the other Agents shall be entitled to reimbursement for their respective expenses in connection with this Supplement, in each case as provided in Section 9.03 of the Credit Agreement.

[The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Name Of New Subsidiary],

by
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent,

by
Name:
Title:

SCHEDULE I
to Grantor Supplement No.
to the Guarantee and
Collateral Agreement

Executed Perfection Certificate
[See attached]

EXHIBIT C
to the Guarantee and
Collateral Agreement

PERFECTION CERTIFICATE

Reference is made to the Credit Agreement dated as of June 20, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among J. C. Penney Company, Inc. (“Holdings”), J. C. Penney Corporation, Inc. (the “Parent Borrower”), J. C. Penney Purchasing Corporation (“Purchasing”), the lenders from time to time party thereto (the “Lenders”), Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), Wells Fargo Bank, National Association and Bank of America, N.A., as co-collateral agents, and the other agents thereunder. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Collateral Agreement referred to therein, as applicable. [As used herein the term “Grantors” shall mean Holdings, the Parent Borrower, Purchasing, the Subsidiary Grantors and, to the extent there are any Additional Grantors, such Additional Grantors.] [As used herein the term “Grantors” means [each Additional Grantor].]

The undersigned, an executive officer or Financial Officer of [the Parent Borrower] [applicable Additional Grantor(s)], hereby certifies to the Administrative Agent and each other Secured Party as follows:

1.Names. (a) The exact legal name and the type of entity of each Grantor, as such appears in its respective certificate of formation or incorporation, is as follows:

Exact Legal Name of Each Grantor        Type of Entity of Such Grantor

(b) Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

Grantor	Other Legal Name in Past 5 Years	Date of Name Change

(c) Except as set forth below, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

(d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

Grantor	Other Name Used

(e) Set forth below is the organizational identification number, if any, issued by the jurisdiction of formation of each Grantor:

Grantor	Organizational Identification Number

(f) Set forth below is the Federal Taxpayer Identification Number of each Grantor:

Grantor	Federal Taxpayer Identification Number

2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor     Mailing Address    County     State

(b) The jurisdiction of formation of each Grantor is set forth opposite its name below: Grantor             Jurisdiction

(c) The jurisdiction(s) in which each Grantor is qualified to do business is set forth opposite its name below:
Grantor             Jurisdiction

(d) Set forth below opposite the name of each Grantor are all the locations where a Grantor maintains any Inventory not located at the chief executive offices listed in 2(a) above:

Grantor     Mailing Address    County     State

(e) Set forth below opposite the name of each Grantor are all the locations where the Grantor maintains any books or records relating to any Collateral not located at the chief executive offices listed in 2(a) above:

Grantor         Mailing Address        County         State

(f) Set forth below are the names and addresses of all Persons other than a Grantor (and other than any international transportation service provider to whom Inventory has been temporarily delivered for final receipt by a Grantor or any port authority while inventory is pending clearance and entry into U.S. commerce) that have possession of any of Inventory with an aggregate retail value of more than $30,000,000 as of [the end of immediately preceding fiscal quarter].

Name     Mailing Address    County     State

3. Unusual Transactions. All Inventory has been acquired by the Grantors in the ordinary course of business.

4. File Search Reports. As of the Closing Date, file search reports have been obtained from each Uniform Commercial Code filing office identified with respect to each Grantor in Section 2(b) hereof, and as of the Closing Date such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

5. UCC Filings. As of the Closing Date, UCC financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is organized as set forth with respect to such Grantor in Section 2(b) hereof.

6. Schedule of Filings. As of the Closing Date, attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7.Deposit Accounts. Set forth on Schedule 7 is a complete and correct list of all Deposit Accounts maintained by each Grantor that meet the description set forth on Schedule 5.16 of the Credit Agreement as of the date hereof (the “Initial Control Accounts”). The amounts received in the Initial Control Accounts represent more than 95% of the aggregate proceeds from the sale of Inventory and the collections of Accounts (including in respect of credit card receivables, whether or not constituting Eligible Credit Card Receivables) of the Grantors.

8. Securities Accounts. None of the accounts described on Schedule 5.16 of the Credit Agreement are Securities Accounts as of the date hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Perfection Certificate on this      day of         , 2014.

[J. C. PENNEY CORPORATION, INC.] [ADDITIONAL GRANTOR],

by

Name:
Title:

SCHEDULE 5
to Perfection Certificate

UCC Financing Statements

SCHEDULE 6
to Perfection Certificate

UCC Filings and Filing Offices

SCHEDULE 7
to Perfection Certificate

Initial Control Accounts